Exhibit 10.4

Form of Piggy-Back Registration Rights Agreement

THIS PIGGY-BACK REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made effective as of July 20, 2021, by and between (i) C-Bond Systems, Inc. a Colorado corporation (the “Company”); (ii) Mobile Tint LLC, a Texas limited liability company (“Mobile”), (iii) the sole member of Mobile as set forth on the signature page hereto (the “Mobile Shareholder”) and (iv) Michael Wanke as the representative of the Mobile Shareholder (the “Shareholder Representative”).

1. Piggy-Back Registration.

1.1 Piggy-Back Rights. The Company, Mobile, Mobile Shareholder, and Shareholder Representative are the parties to that certain share exchange agreement dated June 30, 2021 (the “SEA”). All of the Additional Closing Exchange Shares (as defined in the SEA) if the Additional Closing (as defined in the SEA) occurs as well as the Closing Exchange Shares (as defined in the SEA) as well as any additional securities of the Company issued to the Mobile Shareholder in the future shall be deemed “Registrable Securities” subject to the provisions of this Agreement. If at any time on or after the date of the Closing (as defined in the SEA), the Company proposes to file any Registration Statement under the 1933 Act (a “Registration Statement”) with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan on Form S-8, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities appearing on the books and records of the Company as such a holder as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of either (at the holder’s option): (i) an amount of Registrable Securities equal to the total number of shares of the Company’s common stock being registered in such respective Registration Statement that are being offered solely for the Company’s account excluding the Registrable Securities; or (ii) an amount of Registrable Securities equal to the total number of shares of the Company’s common stock being registered for resale by shareholders of the Company excluding the Registrable Securities (such holders must specify such amount in writing within three (3) calendar days following receipt of such notice) (a “Piggy-Back Registration”). The Company shall cause such number of Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit such number of the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such number of Registrable Securities in accordance with the intended method(s) of distribution thereof (with the understanding that the Company shall file the initial prospectus covering the Mobile Shareholder’s sale of such number of the Registrable Securities within ten (10) calendar days after date that the Registration Statement is declared effective by the SEC).

1.2 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement.

1.3 The Company shall notify the holders of Registrable Securities at any time when a prospectus relating to such holder’s Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of such holder, the Company shall also prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The holders of Registrable Securities shall not to offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

1.4 The Company may request a holder of Registrable Securities to furnish the Company such information with respect to such holder and such holder’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and such holders shall furnish the Company with such information.

1.5 All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Company’s common stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons or entities retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In no event shall the Company be responsible for any broker or similar commissions of any holder of Registrable Securities.

1.6 The Company and its successors and assigns shall indemnify and hold harmless the Mobile Shareholder, each holder of Registrable Securities, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, or any such holder of Registrable Securities (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, an “Indemnified Party”), from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, up to a total maximum dollar amount equal to $800,000, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation by the Company of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding the Mobile Shareholder or such holder of Registrable Securities furnished to the Company by such party for use therein. The Company shall notify the Mobile Shareholder and each holder of Registrable Securities promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

1.7 Sections 9.01, 9.02, 9.03, and 9.04 of the SEA are hereby incorporated into this Agreement and shall apply with respect to this Agreement.

2. Maintenance of Current Information About the Company. The parties acknowledge that maintenance of current information about the Company in accordance with regulations under the 1934 Act will be necessary to allow the Mobile Shareholder to sell its shares pursuant to Rule 144 under the 1933 Act or to piggyback registrations contemplated by Section 1 above. The Company shall use best efforts, until the Registrable Securities have been sold by the initial holder of the Registrable Securities, to: (i) make and keep available adequate current public information, as those terms are understood and defined in Rule 144 under the 1933 Act at all times after the effective date of a registration statement filed by the Company; (ii) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and (iii) at the holder’s request, provide any holder of Registrable Securities with a written statement that to the best of Company’s knowledge that it has complied with the requirements of Rule 144, the 1933 Act and the 1934 Act and any other information as the holder may reasonably request to allow it to avail itself of any regulation that permits the selling of Registrable Securities.

(Signature Page to Follow)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

C-Bond Systems, Inc.

By:
Name:	Scott Silverman
Title:	Chief Executive Officer

Mobile Tint LLC

By:
Name:	Michael Wanke
Title:	Sole Member

Shareholder Representative

By:
Name:	Michael Wanke

Mobile Shareholder:

By:
Name:	Michael Wanke

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